UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest reported event): March 5, 2004


                                  YP.NET, INC.
               (Exact name of registrant as specified in charter)



         NEVADA                    000-24217                   85-0206668
(State or other jurisdiction      (Commission                (IRS Employer
    of Incorporation)            File  Number)             Identification No.)



 4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA                85205
      (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code:  (480) 654-9646


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ITEM 5. OTHER MATTERS

      On March 5, 2004, YP.Net, Inc. announced, via a press release, that it will host a meeting with research analysts, institutional investors and other members of the investment community on April 23rd at its headquarters facility in Mesa, Arizona. A copy of the press release is attached as Exhibit 99.1.


ITEM 7. EXHIBITS.

EXHIBIT NO.  ITEM
-----------  ----
99.1 Press Release, dated March 5, 2004, announcing that it will host a meeting with research analysts and investors



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      YP.NET,  INC.


Date: March 11, 2004                  /s/ ANGELO TULLO
                                      ----------------
                                      Angelo Tullo,
                                      Chief Executive Officer



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